UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

KUSTOM ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1475 N Winchester St, Olathe, KS 66061

(Address of Principal Executive Offices) (Zip Code)

(913) 456-5878

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	KUST	The Nasdaq Capital Market LLC

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of October 1, 2026, Kustom Entertainment, Inc. (the “Company”) filed a Certificate of Change (the “Certificate of Change”) to its Articles of Incorporation, as amended (the “Articles of Incorporation”) adopted by the Company’s Board of Directors (the “Board”) and filed with the Secretary of State of the State of Nevada on September 29, 2026, to effect a reverse stock split at a ratio of one-for-ten (1-for-10), such that every ten shares of the Company’s common stock, par value $0.001 (the “Common Stock”) issued and outstanding would be converted and exchanged into one (1) share of Common Stock (the “Reverse Stock Split”) and proportionately reduce the number of shares of Common Stock authorized (the “Capital Stock Reduction”). The Reverse Stock Split and Capital Stock Reduction became effective on October 1, 2026, and began trading on the Nasdaq Capital Market on a split-adjusted basis at the start of trading on October 1, 2026.

The number of outstanding shares of Common Stock prior to the Reverse Stock Split was 6,506,860 and the number of outstanding shares of Common Stock following the Reverse Stock Split is 650,686 subject to adjustment for the rounding up of fractional shares to the nearest whole share. The new CUSIP number for the Common Stock is 25382T705.

The number of authorized shares of Common Stock prior to the Capital Stock Reduction was 13,333,333. The number of authorized shares of Common Stock following the Capital Stock Reduction is 1,333,334.

The foregoing description of the Certificate of Change does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Change, a copy of which is attached to this Current Report on Form 8-K (this “Form 8-K”) as Exhibits 3.1, and which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On Monday October 5, 2026, the Company held its annual meeting of stockholders (the “Annual Meeting”). There were 3,419,508 shares of the Common Stock, represented in person or by proxy at the Annual Meeting, constituting approximately 52.55% of the outstanding shares of Common Stock on August 7, 2026, the record date for the Annual Meeting (the “Record Date”), and establishing a quorum.

Set forth below are each of the eleven proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Definitive Proxy Statement on Schedule 14A that the Company filed with the U.S. Securities and Exchange Commission on September 22, 2026 and the revised Definitive Proxy Statement on Schedule 14A that the Company filed with the U.S. Securities and Exchange Commission on September 23, 2026.

Proposal One: Election of Four Directors of the Company.

Name	Votes For	Votes Withheld
Stanton E. Ross	3,400,808	18,700
Leroy C. Richie	3,400,536	18,972
D. Duke Daughtery	3,400,573	18,935
Charles M. Anderson	3,401,851	17,657

All nominees were duly elected.

The Board of Directors of the Company made appointments to its various committees after the Annual Meeting. The members of the Company’s Audit Committee are Messrs. Richie, Daughtery and Anderson. Mr. Daughtery is the chairman of the Audit Committee. The members of the Compensation Committee are Messrs. Richie, Daughtery and Anderson. Mr. Richie is the chairman of the Compensation Committee. The members of the Nominating and Governance Committee are Richie, Daughtery and Anderson. Mr. Richie is the chairman of the Nominating and Governance Committee.

Proposal Two: Ratification of the appointment of Victor Mokuolu CPA PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes For	Votes Against	Abstain
3,408,047	9,177	2,284

The appointment of Victor Mokuolu CPA PLLC as the independent registered public accounting firm of the Company for the year ending December 31, 2026 was ratified.

Proposal Three: Approval of an amendment to the Company’s articles of incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock that may be issued from 23,333,333 shares to 1,200,000,000 shares, of which 1,000,000,000 shares shall be classified as Common Stock, and 200,000,000 shares shall be classified as preferred stock, par value $0.001 per share.

Votes For	Votes Against	Abstain
3,275,338	119,349	24,821

The proposal was approved.

Proposal Four: Approval of, for purposes of complying with The Nasdaq Stock Market LLC (“Nasdaq”) listing rule 5635(a), the potential issuance of 20% or more of the outstanding shares of the Common Stock, pursuant to the Unit Purchase Agreement, dated as of August 31, 2026, by and among the Company, TFL, LLC, certain sellers, and the sellers’ representative, identified in the Unit Purchase Agreement (the “Acquisition”).

Votes For	Votes Against	Abstain
3,296,024	115,636	7,848

The proposal was approved.

Proposal Five: Approval of, for the purposes of complying with Nasdaq listing rule 5635(b), the potential issuance of shares of the Common Stock in connection with the Acquisition, which would result in a “change of control” of the Company.

Votes For	Votes Against	Abstain
3,303,383	108,529	7,596

The proposal was approved.

Proposal Six: Approval, for the purposes of complying with Nasdaq listing rule 5635(d), the potential issuance of shares of the Common Stock in connection with the Acquisition.

Votes For	Votes Against	Abstain
3,303,257	100,123	16,128

The proposal was approved.

Proposal Seven: Approval, for purposes of complying with Nasdaq listing rule 5635(b) and (d), a proposed offering of the issuance of shares of the Common Stock issuable in connection with payment of the cash portion of the purchase price for the Acquisition.

Votes For	Votes Against	Abstain
3,297,814	116,746	4,948

The proposal was approved.

Proposal Eight: Approval of a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Articles of Incorporation, to effect one or more reverse stock splits of the issued and outstanding Common Stock, at a ratio to be determined by the Board, ranging from one-for-two (1:2) to one-for-one hundred (1:100) (the “Reverse Stock Splits”), with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but not later than twelve (12) months from the date the proposal is approved by the stockholders, when the authority granted in this proposal to implement the Reverse Stock Split would terminate.

Votes For	Votes Against	Abstain	Broker Non-Votes
3,303,354	114,644	1,510	0

The proposal was approved.

Proposal Nine: Approval of the 2026 Kustom Entertainment, Inc. Stock Option and Restricted Stock Plan.

Votes For	Votes Against	Abstain
3,292,545	100,198	26,765

The proposal was approved.

Proposal Ten: Approval of the non-binding advisory vote on the compensation of our named executive officers.

Votes For	Votes Against	Abstain
3,290,991	93,408	35,109

The proposal was approved.

Proposal Eleven: Approval of the non-binding advisory vote on the frequency of the stockholder advisory vote on executive compensation.

Votes for One-Year	Votes for Two-Years	Votes for Three-Years	Abstain
59,310	1,307	3,336,355	22,536

The advisory (non-binding) vote approved the frequency of voting on executive compensation to be every three years.

5.07(d)

In accordance with the recommendation of the Company’s Board of Directors, the Company’s stockholders approved, on an advisory basis, three years as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such approval, the Company intends to hold an advisory vote on the compensation of the Company’s named executive officers on a triannual basis until the next required vote on the frequency of holding an advisory vote to approve named executive officer compensation.

Item 8.01 Other Events

On September 29, 2026, the Company issued a press release announcing the Reverse Stock Split (the “Press Release”). A copy of the Press Release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Exhibit 99.1 attached to this Form 8-K contains, and may implicate, forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the Reverse Stock Split, the Capital Stock Reduction, references to the live event production business and its proprietary on-line ticketing platform, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of risks and uncertainties that could significantly affect current plans. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned, including, without limitation, risks and uncertainties related to the Reverse Stock Split, the Capital Stock Reduction, the growth of the live event industry, and there being no guarantee that the trading price of the Company’s Common Stock will be indicate of the Company’s value. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the security laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Change to the Articles of Incorporation of Kustom Entertainment, Inc., effective on October 1, 2026.
99.1	Press Release dated September 29, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2026

Kustom Entertainment, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer